Encore Capital Group, Inc. Q2 2013 EARNINGS CALL Exhibit 99.1

PROPRIETARY

CAUTIONARY NOTE ABOUT
FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not
historical facts, including, most importantly, those
statements preceded by, or that include, the
words “will,” “may,” “believe,” “projects,” “expects,”
“anticipates” or the negation thereof, or similar
expressions, constitute “forward-looking
statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”). These statements may include,
but are not limited to, statements regarding our
future operating results, earnings per share, and
growth. For all “forward-looking statements,” the
Company claims the protection of the safe harbor
for forward-looking statements contained in the
Reform Act. Such forward-looking statements
involve risks, uncertainties and other factors
which may cause actual results, performance or
achievements of the Company and its subsidiaries to
be materially different from any future results,
performance or achievements expressed or implied
by such forward-looking statements. These risks,
uncertainties and other factors are discussed in the
reports filed by the Company with the Securities and
Exchange Commission, including the most recent
reports on Forms 10-K, 10-Q and 8-K, each as it may
be amended from time to time. The Company
disclaims any intent or obligation to update these
forward-looking statements.

PROPRIETARY

ENCORE CONTINUED ITS STRONG PERFORMANCE
ACROSS ALL KEY FINANCIAL METRICS
Adjusted
EPS*
$0.85
Collections
$278
million
Adjusted
EBITDA*
$177
million
Cost to
Collect**
38.8%
Estimated Remaining Collections of $2.7 billion
* Please refer to Appendix for reconciliation of Adjusted EPS, Adjusted EBITDA, and Adjusted Income to GAAP
GAAP EPS
$0.44
** Cost to Collect is Adjusted Operating Cost / Dollar collected. See Appendix for definition of Adjusted Operating Cost.
GAAP
Income
$11
million
Adjusted
Income*
$21
million

PROPRIETARY

WE MADE SEVERAL IMPORTANT STRATEGIC MOVES
Asset Acceptance
Largely satisfies our 2013
purchasing goals
Better returns than we would
have achieved in the market
Cabot Credit Management
Leading player in the UK debt
recovery market
Pent up supply expected to
come to the market over the
next 2-3 years
Will leverage the use of our
India call center
Placement of $172.5M of 7-year
convertible notes at 3%
Provides long-term financing at
a favorable rate
Includes an additional $22.5
million of underwriters’
overallotment, which was
recently exercised

CORE
$M
520
420
320
220
120
20
137
130
231
47
154
59
423
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13

PROPEL
$M
80
60
40
20
0
21
9
11
28
60
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
TLT
TLC

PROPRIETARY 5 OUR CAPITAL DEPLOYMENT WAS VERY STRONG

Estimated Remaining Collections in Core Receivables

$M
3,000
2,500
2,000
1,500
1,000
2,741
961
1,571
1,724
1,983
1,890
1,967
1,911
1,780
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Encore ERC
Asset Acceptance ERC

PROPRIETARY 6 WHICH LED TO SIGNIFICANT GROWTH IN ERC

Pre-close planning
Operational integration and synergy capture

PROPRIETARY
WE ARE EXECUTING ON OUR PLAN FOR A SEAMLESS
INTEGRATION WITH AACC

Jul Aug Sep Oct
Retention
Agreements
Synergy
Identification
Integration
Planning
Nov Dec Jan Pre-close Jun
Call Center Rationalization
Support Function Rationalization
Law Firm
Management
Internal Legal Platform Integration
Finance Integration
HR Integration
Consolidated Internal Legal Platform
Close Of AACC Transaction
Collections Agency Rationalization

Capital Deployed

70
60
50
40
30
20
10
0
Q1
Q2

Revenue

5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
Q1
Q2

Operating Income

1.5
1.0
0.5
0.0
Q1
Q2

PROPRIETARY PROPEL CONTINUES TO GROW AND CONTRIBUTE TO ENCORE Q3 & Q4 - growing operating income 8 $60 million capital deployed Q1 & Q2 - heavy marketing expenditures

PROPRIETARY

ON JULY 1
ST
, WE CLOSED THE CABOT CREDIT
MANAGEMENT TRANSACTION
Pent up supply from issuers in the UK is
expected to come to market over the next
2-3 years
Expect to leverage Encore’s expertise in
secondary and tertiary collections
Developing a plan to utilize Encore’s India
operational capacity during the day
ERC has just surpassed £1 billion

COMPTROLLER OF THE CURRENCY
1863

cfpb

encore
CAPITAL GROUP

PROPRIETARY
THERE HAVE BEEN MANY DEVELOPMENTS ON THE
REGULATORY FRONT

Office of the
Comptroller of the
Currency (OCC)
Consumer Financial
Protection Bureau
(CFPB)
Statement on Oversight of
Debt Collection and Debt
Sales
Oversight of original issuers
Sample letters to assist
consumers in collection
process

1 Superior Analytics

- Consumer intelligence
- Data driven, predictive modeling
- Portfolio valuation at consumer level
- Consumer Credit Research Institute

2 Operational Scale & Cost Leadership

- Specialized call centers
- Efficient international operations
- Internal legal platform

3 Strong Capital Stewardship

- Sustained success at raising capital
  - Low cost of debt
  - Sustainable borrowing capacity and cash flow generation
- Prudent capital deployment

4 Extendable Business Model

- Uniquely scalable platform
- Strategic investment opportunities in near-in geographic and paper type adjacencies encore CAPITAL GROUP

PROPRIETARY

ENCORE IS WELL POSITIONED TO MAINTAIN ITS
MOMENTUM & CONTINUE DELIVERING TOP QUARTILE TSR
Management Team    • Learning Organization    • Principled Intent
Growth, Margin Expansion, Free Cash Flow, PE Multiple Expansion
Top Quartile Total Shareholder Return

PROPRIETARY 12 Detailed financial discussion

PROPRIETARY
WE HAVE PRELIMINARILY COMPLETED THE PURCHASE
PRICE ALLOCATION FOR AACC

Purchase Price
Cash $316,485
Stock 62,352
Total $378,837
Allocation
Cash $23,156
Investment in receivable
portfolios, net
381,233
Deferred court costs, net 6,141
Property plant and equipment,
net
11,003
Other assets 19,629
Liabilities assumed (132,166)
Identifiable intangible assets 1,490
Goodwill 68,351
Total net assets acquired $378,837
(Amounts in $ thousands)

Collections in Core Receivables

$M
300
250
200
150
100
189
186
231
241
246
230
270
278
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

$M
- Collection Sites
- Legal Collections
- Collection Agencies
300
200
100
0
Q3 2011: 83, 95, 11
Q4 2011: 80, 96, 10
Q1 2012: 110, 110, 11
Q2 2012: 112, 115, 14
Q3 2012: 117, 111, 18
Q4 2012: 104, 113, 13
Q1 2013: 127, 122, 21
Q2 2013: 117, 134, 27

PROPRIETARY 14 DESPITE LOW PURCHASING IN Q1 AND Q2, COLLECTIONS IN THE QUARTER WERE STRONG

$M
200
150
100
50
-
116
116
126
139
141
140
141
152
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

PROPRIETARY STRONG COLLECTIONS LED TO SOLID REVENUE GROWTH 15 Revenue From Core Collections

50%
40%
30%
44%
44%
38%
40%
41%
43%
37%
39%
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

8.0%
6.0%
4.0%
2.0%
0.0%
Q3
Q4
Q1
Q2

Legal CTC*

45%
40%
35%
30%
25%
Q3
Q4
Q1
Q2

WE CONTINUE TO MAKE IMPROVEMENTS IN OUR COST
TO COLLECT

Overall Cost to Collect* Site CTC*
* Cost to Collect is Adjusted Operating Cost / Dollar collected. See Appendix for definition of Adjusted Operating Cost.
PROPRIETARY

Legal Outsourcing Cost to Collect*

50%
40%
30%
20%
10%
0%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

Internal Legal Cost to Collect*

450%
350%
250%
150%
100%
75%
50%
25%
0%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

Legal Outsourcing Collections

$M
140
120
100
80
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

Internal Legal Collections

$M
20.0
15.0
10.0
5.0
-
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

encore CAPITAL GROUP

PROPRIETARY
AFTER SEVERAL QUARTERS OF INVESTMENT, COST
TO COLLECT IN INTERNAL LEGAL IS DECLINING

* Cost to Collect is Adjusted Operating Cost / Dollar collected. See Appendix for definition of Adjusted Operating Cost.

200
150
100
50
-
107
105
144
148
151
135
174
177
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

PROPRIETARY COLLECTIONS GROWTH AND COST IMPROVEMENT LED TO IMPROVED CASH FLOWS 18 Adjusted EBITDA* * Please refer to Appendix for reconciliation of Adjusted EBITDA to GAAP

$0.44
$0.02
$0.17
$0.13
$0.09
$0.85
Net income from continuing operations
Convertible notes non-cash interest and issuance cost amortization, net of tax
Acquisition related legal and advisory fees, net of tax
Acquisition related integration and severance costs, and consulting fees, net of tax
Acquisition related other expenses, net of tax
Adjusted income from continuing operations

PROPRIETARY WITHOUT THESE ONE-TIME EXPENSES, EPS WAS STRONG 19

PROPRIETARY
ON THE FINANCING FRONT, WE COMPLETED A
CONVERTIBLE NOTE OFFERING ON FAVORABLE TERMS

Term
Coupon
Convertible Terms
Initial Offering Size
Additional market interest
Underwriters’ Overallotment
Total offering
Conversion price
Capped calls strike price
7 years
3%
$115.0 million
$35.0 million
$22.5 million
$172.5 million
$45.72
$61.55
7 years
3%
$115.0 million
$35.0 million
$22.5 million
$172.5 million
$45.72
$61.55

PROPRIETARY
WE CONTINUE TO BE SUBSTANTIALLY (1.9x) OVER
COLLATERALLIZED ON OUR DEBT

Estimated Remaining Net Collections ($M, Q2 2013)
*     Net Debt = Total Debt (Excluding Propel Facilities plus convertible debt discount) minus Cash
**    DTL = Deferred Tax Liability
Gross ERC Cost to Collect at
30%
Tax Net ERC Net Debt * +
DTL
**

The May 9, 2013 amendment allowed for:

- Increased the total facility to $975 million and replenished accordion, currently at $162.5 million
- Included a basket to allow for investments in unrestricted subsidiaries to facilitate Propel growth
- Increased the subordinated debt basket to $300.0 million to allow for our recent convertible debt issue

The May 29, 2013 amendment allowed for the Cabot Acquisition

Covenant analysis	$M
Q2 2013 Total Debt	1,107.7
Q2 TTM Pro Forma EBITDA with AACC	813.7
2.0x TTM EBITDA covenant	1,627.4
Available room	519.8

encore CAPITAL GROUP

PROPRIETARY 22 WE CONTINUE TO EXPAND OUR CREDIT FACILITY TO SUPPORT OUR GROWTH

PROPRIETARY

ENCORE’S LONG-TERM PROSPECTS CONTINUE TO
BE FAVORABLE
Operating Results
& Deployment
Operating results and
deployment continue to
be strong
Liquidity &
Capital Access
Strong liquidity and
access to capital enhance
our ability to
take advantage
of market opportunities
Solid Cash Flows
As we build ERC and
continue to execute
efficiently, we expect
solid cash flows
to continue
Geographic &
Asset Class
Diversification
Our geographic and asset
class diversification will
position us for strong
earnings growth going
forward

PROPRIETARY 24 APPENDIX

PROPRIETARY

NON-GAAP FINANCIAL MEASURES
This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The
Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the
Company's revolving credit facility, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning
Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income from Continuing Operations per Share because management believes that investors regularly rely on this measure to assess operating performance, in order highlight trends in the
Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP.  Adjusted EBITDA, Adjusted Operating Expenses and Adjusted Income from
Continuing Operations per Share have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-
GAAP financial measures to their most directly comparable GAAP financial measures.

Three Months Ended June 30,			
	2013		2012	
	$	Per Diluted Share	$	Per Diluted Share
Net income from continuing operations	11,012	$0.44	18,988	$0.74
Adjustments:				
Convertible notes non-cash interest and issuance cost amortization, net of tax	529	$0.02		
Acquisition related legal and advisory fees, net of tax	4,205	$0.17	2,251	$0.09
Acquisition related integration and severance costs, and consulting fees, net of tax	3,304	$0.13		
Acquisition related other expenses, net of tax	2,198	$0.09		
Adjusted income from continuing operations	21,248	$0.85	21,239	$0.83

encore CAPITAL GROUP

PROPRIETARY 26 RECONCILIATION OF ADJUSTED EPS TO GAAP EPS

6/30/08	9/30/08	12/31/08	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10	9/30/10	12/31/10	3/31/11
GAAP net income, as reported	6,162	3,028	(2,095)	8,997	6,641	9,004	8,405	10,861	11,730	12,290	14,171	13,679
(Gain) loss from discontinued operations, net of tax	(89)	46	(483)	(457)	(365)	(410)	(901)	(687)	(684)	(315)	28	(397)
Interest expense	4,831	5,140	5,401	4,273	3,958	3,970	3,959	4,538	4,880	4,928	5,003	5,593
Provision for income taxes	4,161	2,429	(1,781)	5,670	3,936	5,676	4,078	6,080	6,356	6,474	9,057	8,349
Depreciation and amortization	482	396	391	410	402	443	516	522	591	650	789	904
Amount applied to principal on receivable portfolios	35,785	35,140	46,364	42,851	48,851	49,188	47,384	58,265	64,901	63,507	53,427	85,709
Stock-based compensation expense	1,288	860	382	1,080	994	1,261	1,049	1,761	1,446	1,549	1,254	1,765
Adjusted EBITDA	**52,560**	**47,039**	**48,179**	**62,824**	**63,869**	**69,132**	**64,490**	**81,340**	**89,220**	**89,083**	**83,729**	**115,602**

	6/30/11	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13
GAAP net income, as reported	14,775	15,310	17,134	11,406	16,598	21,308	20,167	19,448	11,012
(Gain) loss from discontinued operations, net of tax	(9)	(60)	101	6,702	2,392	-	-	-	-
Interest expense	5,369	5,175	4,979	5,515	6,497	7,012	6,540	6,854	7,482
Provision for income taxes	9,475	9,834	10,418	11,660	12,846	13,887	13,361	12,571	7,267
Depreciation and amortization	958	1,054	1,165	1,240	1,420	1,533	1,647	1,846	2,158
Amount applied to principal on receivable portfolios	83,939	73,187	69,462	104,603	101,813	105,283	90,895	129,487	131,044
Severance and Stock-based compensation expense	1,810	2,405	1,729	2,266	2,539	1,905	2,084	3,001	5,455
Acquisition related expense	-	-	-	489	3,774	-	-	1,276	12,757
Adjusted EBITDA	**116,317**	**106,905**	**104,988**	**143,881**	**147,877**	**150,928**	**134,694**	**174,483**	**177,175**

Note: The periods 3/31/08 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20. All periods have been adjusted to show discontinued ACG operations.

encore CAPITAL GROUP

PROPRIETARY Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In Thousands) Three Months Ended 27 RECONCILIATION OF ADJUSTED EBITDA

PROPRIETARY
Reconciliation of Adjusted Operating Cost to GAAP Operating Cost
(Unaudited, In Thousands) Three Month Ended

RECONCILIATION OF ADJUSTED OPERATING COST
Three Months Ended
June 30, 2013
GAAP total operating expenses, as reported $126,238
Adjustments:
Stock-based compensation expense (2,179)
Tax lien business segment operating expenses (3,504)
Acquisition related legal and advisory fees (6,948)
Acquisition related integration and severance costs, and consulting fees (5,455)
Adjusted operating expenses $108,152